Supplement dated June 28th, 2007
to the

Buffalo Funds®
Prospectus dated July 28, 2006

Buffalo Balanced Fund
Buffalo High Yield Fund
Buffalo Large Cap Fund
Buffalo Micro Cap Fund
Buffalo Mid Cap Fund
Buffalo Small Cap Fund
Buffalo Science & Technology Fund
Buffalo USA Global Fund

Effective June 28, 2007, the Buffalo Small Cap Fund will re-open to purchases made through broker-dealers.  The Fund will remain open for such purchases until the earlier of July 31, 2007 or the date on which the Fund receives additional investments of $250,000,000.

There is no change to the Fund’s current policy which permits direct investments, additional investments by existing shareholders and investments made through 401(k) plans.  The Fund is reopening because the Fund’s Board of Directors/Trustees, in consultation with the Fund’s investment advisor, believes that qualifying investments are available and cash inflows would benefit shareholders.

Please retain this supplement with your Prospectus.

The date of this Prospectus supplement is June 28, 2007.